AMERICAN HIGH - INCOME TRUST

                South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455


American High-Income Trust

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $396,679
------------------ --------------------------------
------------------ --------------------------------
Class B            $37,860
------------------ --------------------------------
------------------ --------------------------------
Class C            $37,330
------------------ --------------------------------
------------------ --------------------------------
Class F            $28,874
------------------ --------------------------------
------------------ --------------------------------
Total              $500,743
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $1,364
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $283
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $690
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $68
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $31
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $30
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $424
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $462
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $152
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $5,497
------------------ --------------------------------
------------------ --------------------------------
Total              $9,001
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.9155
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.8315
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.8219
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.9050
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.9054
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.8087
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.8104
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.8680
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.8952
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.8211
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.8253
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.8668
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.9050
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.9406
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            524,795
------------------ ----------------------------------
------------------ ----------------------------------
Class B            61,928
------------------ ----------------------------------
------------------ ----------------------------------
Class C            64,981
------------------ ----------------------------------
------------------ ----------------------------------
Class F            39,589
------------------ ----------------------------------
------------------ ----------------------------------
Total              691,293
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,392
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        608
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,363
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        130
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        85
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          92
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          1,241
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          1,169
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          736
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          6,331
------------------ ----------------------------------
------------------ ----------------------------------
Total              14,147
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $11.88
----------------------- -------------------------
----------------------- -------------------------
Class B                 $11.88
----------------------- -------------------------
----------------------- -------------------------
Class C                 $11.88
----------------------- -------------------------
----------------------- -------------------------
Class F                 $11.88
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $11.88
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $11.88
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $11.88
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $11.88
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $11.88
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $11.88
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $11.88
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $11.88
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $11.88
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $11.88
----------------------- -------------------------